UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 4, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 4, 2021, BeiGene, Ltd. (the “Company” or “BeiGene”) announced clinical data from two pivotal trials of its anti-PD-1 antibody tislelizumab at the 2021 American Society of Clinical Oncology Annual Meeting (ASCO 2021), including the Phase 3 RATIONALE 302 trial of tislelizumab compared to chemotherapy in previously treated patients with advanced or metastatic esophageal squamous carcinoma and the pivotal Phase 2 trial of tislelizumab in patients with previously treated, locally advanced unresectable or metastatic microsatellite instability-high or mismatch-repair-deficient solid tumors. ASCO 2021 takes place virtually on June 4-8, 2021. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 4, 2021, the Company announced that its PARP inhibitor pamiparib showed efficacy in patients with HER2-negative breast cancer and demonstrated numerically higher but not statistically significant progression-free survival in gastric cancer. The results in gastric cancer may have been influenced by the fact that the study did not meet the planned enrollment target. These data were presented in poster sessions at the ASCO 2021, and included initial reporting from a Phase 2 trial evaluating pamiparib in locally advanced or metastatic HER2-negative breast cancer with germline BRCA1/2 mutation and initial reporting of a randomized Phase 2 trial of pamiparib as maintenance therapy in patients with inoperable locally advanced or metastatic gastric cancer who responded to platinum-based first-line chemotherapy. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release titled "BeiGene Presents Clinical Data from Two Pivotal Trials of Tislelizumab at the 2021 ASCO Annual Meeting", issued by BeiGene, Ltd. on June 4, 2021.

99.2	Press Release titled "BeiGene Presents Clinical Data from Two Phase 2 Trials of Pamiparib at the 2021 ASCO Annual Meeting", issued by BeiGene, Ltd. on June 4, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1	Press Release titled "BeiGene Presents Clinical Data from Two Pivotal Trials of Tislelizumab at the 2021 ASCO Annual Meeting", issued by BeiGene, Ltd. on June 4, 2021.

99.2	Press Release titled "BeiGene Presents Clinical Data from Two Phase 2 Trials of Pamiparib at the 2021 ASCO Annual Meeting", issued by BeiGene, Ltd. on June 4, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 4, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel